                                                                    EXHIBIT 10.3

                                  SUBLICENSE

     This Agreement, by and between Paragon Trade Brands, Inc., a Delaware corporation ("Sublicensee"), and Weyerhaeuser Company, a Washington corporation ("Licensor").

                             W I T N E S S E T H:

     WHEREAS, Licensor and Sublicensee have executed that certain Asset
Transfer Agreement dated as of January 26, 1993 ("Transfer Agreement') providing for the sale of certain assets relating to the business of making and selling infant diapers of Licensor to Sublicensee and further providing in the Intellectual Property Agreement the licensing and sublicensing of certain technical information and patents relating to such business;

     WHEREAS, Licensor has acquired through the Technology Agreement effective July 1, 1987 and as amended to the date hereof (the 'Technology Agreement") with Johnson & Johnson, a New Jersey corporation (J&J), rights to practice certain patents and proprietary technology relating to among other things infant diapers and the rights to grant sublicenses under such rights.

     WHEREAS, Sublicensee desires to have a sublicense under certain rights granted to Licensor by J&J.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter recited and other good and valuable consideration, the parties hereto agree as follows:

1.   Definitions
     -----------

     1.1 "Infant Diaper" shall mean any product sold for absorbing body wastes and fluids, other than human blood and/or menstrual fluid, and designed for use on a person having a weight of less than fifty (50) pounds.

     1.2 "C-C Patents" shall mean each and every unexpired patent right of J&J or Licensor as listed in Schedule A and Schedule A' attached thereto and made a part hereof, including patents which result from the issuance, re-examination, reissue, extension or foreign equivalent of any so-listed patent or application.

     1.3 "Diaper Patents" shall mean each and every unexpired patent right of J&J as listed in Schedule B, Schedule B' and Schedule C attached hereto and made a part hereof, including patents which result from the issuance, re-examination, reissue, extension or foreign equivalent of any so-listed patent or application.

     1.4 "Other Patents" shall mean each and every unexpired patent right of J&J issued or pending as of July 1, 1987, other than C-C Patents and Diaper Patents, including patents which result from the issuance, re-examination, reissue, extension or foreign equivalent of such patent or patent application.

     1.5 "Prime Line Technology" shall mean all the information relating to processes, materials, equipment, designs, operations, performance, controls or structures for the manufacture of fluid absorbent articles comprising fibers and a fluid absorbent polymer which has been polymerized in situ on and/or in said article, which information has been disclosed by J&J to Licensor or developed by Licensor in support of its prime line equipment in Bowling Green, Kentucky before the Closing Date.

     1.6 "Diaper Technology" shall mean all the information relating to processes, materials, equipment, designs, operation, performance, controls or structures of or for making Infant Diapers, which information has been disclosed by J&J to Licensor excluding Prime Line Technology.

     1.7 "Valid Claim" shall mean a claim in a patent which has not lapsed or become abandoned and which claim has not been declared null or invalid by an irrevocable or unappealed decision or judgment of a patent office or a court of competent jurisdiction.

2.   Grants
     ------

     2.1 Licensor hereby grants to Sublicensee a worldwide, exclusive sublicense, with the right to grant sublicenses, to utilize Diaper Technology to manufacture, have manufactured, use and sell Infant Diapers.

     2.2 Licensor hereby grants to Sublicensee a worldwide, exclusive sublicense, with the right to grant sublicenses, to manufacture, have manufactured, use and sell Infant Diapers within the scope of any Valid Claim of a Diaper Patent listed on Schedule B and Schedule B'.

     2.3 Licensor hereby grants to Sublicensee a worldwide, non-exclusive sublicense, with the right to grant sublicenses, to manufacture, have manufactured, use and sell Infant Diapers within the scope of a Valid Claim of a Diaper Patent listed on Schedule C.

     2.4. Licensor hereby grants to Sublicensee the benefit of J&J's covenants not to sue Sublicensee and its sublicensees for infringement of any Valid Claim of any Other Patents as long as the Infant Diaper is made, used or sold exercising the licenses of Paragraph 2.1, 2.2 or 2.3.

3.   Compensation
     ------------

     3.1 Sublicensee shall pay Licensor annual royalties in December of each of the following years:

          a.   1993: Three Hundred Thousand Dollars ($300,000); and
          b.   1994: Four Hundred Thousand Dollars ($400,000).

          Thereafter, this Sublicense shall be paid up and royalty free.

     3.2 Licensor agrees to refund to Sublicensee any royalties Licensor receives from any other sublicensees under the J&J Technology Agreement for rights in 1993 and 1994 up to the amount for the year in question provided in
Section 3.1. Such refunds, if any, will be paid by Licensor by April 30 after each year in question. Licensor shall provide to sublicensee an accounting thereof.

4.   Patents
     -------

     4.1 In the event Licensor, in its sole discretion, decides not to continue the prosecution and/or maintenance of any Johnson & Johnson Schedule B, Schedule B' or

Schedule C Patent in any country which has been offered to Licensor by Johnson & Johnson under the terms of the Agreement between Licensor and Johnson & Johnson, Licensor will so notify Sublicensee of Licensor's decision in such regard and Sublicensee shall have twenty (20) days from receipt of such notice in which to notify Licensor that Sublicensee desires to continue the prosecution and/or maintenance of such patent or patent application at Sublicensee's direction and cost. In such event Licensor shall undertake to cause such patent or patent application to be assigned to Sublicensee subject to any sublicenses previously granted by Licensor and further prosecution and/or maintenance of the same shall be at the sole discretion and cost of Sublicensee.

     4.2 In the event that Sublicensee receives notice of any claim from a third party that the practice of any Diapers Patent is or may be an infringement of a patent right of such third party, Sublicensee shall promptly notify Licensor who shall then notify J&J of the need to respond to such claim.

     4.3 In the event that Sublicensee notifies Licensor of an infringement by any third party of any Diaper Patent, Licensor shall then notify J&J of the need to respond and will notify Sublicensee as to what action, if any, J&J intends to take to abate such infringement.

5.   Miscellaneous Provisions
     ------------------------

     5.1 The term of this Sublicense shall extend from the date of the Asset Purchase Agreement until the expiration of the last to expire Diaper Patents or Other Patents and the right to use Diaper Technology shall continue without limit.

     5.2 Any notice with reference to this Sublicense shall be by letter, cable, facsimile letter or telex followed by a confirming letter mailed within seven
(7) days, and each of these communications shall be addressed as follows:

To Licensor:   Weyerhaeuser Company
               33663 Weyerhaeuser Way South
               Federal Way, Washington 98003
               Telephone: 206/924-2162
               FAX: 206/924-3253

To Sublicensee:  Paragon Trade Brands, Inc.
                 505 South 336th Street
                 Federal Way, Washington 98003
                 Telephone: 206/924-4509
                 FAX: 206/924-4559

     5.3 Terms relating to Confidentiality, Assignment, Governing Law and other issues shall be as provided in the Intellectual Property Agreement.

     IN WITNESS WHEREOF, this Sublicense has been executed by the parties hereto as of the dates noted below:

Licensor:                          Sublicensee:

WEYERHAEUSER COMPANY               PARAGON TRADE BRANDS, INC.

By  /s/ Robert A. Dowdy            By  B. V. Abraham
  ---------------------------         ------------------------------
        (Signature)                            (Signature)

     Robert A. Dowdy                         B. V. Abraham
  Deputy General Counsel                       President
-----------------------------      ---------------------------------
    Print Name and Title)              (Print Name and Title)

        FEB 2 1993                             FEB 2 1993
-----------------------------      ---------------------------------
           (Date)                                 (Date)

                           REVISED NOVEMBER 10, 1992
                           -------------------------

                                  Schedule A
                                  ----------

                                                                  A-1
                                                                  JBD 2/25
                                                                  (Weyco #16951)


Patents
-------

U.S. Patent 4,500,315 and 4,537,590
-----------------------------------

        Argentina                234479
        Austria                  0108637
        Australia                558202
        Belgium                  0108637
        Bolivia                  B-4737
        Brazil                   P-18306016
        Canada                   1,209,752
        Chile                    34798
        Denmark                  161,664
        Ecuador                  PI-86-187
        Eire                     54695
        EPO                      0108637
        France                   0108637
        Germany                  P-3378952.5.08
        Great Britain            2,131,346
        Greece                   78755
        Guatemala                3775
        Hong Kong                419/1987
        India                    161085
        Italy                    0108637
        Japan                    1,586,799
        Korea                    42835
        Luxembourg               0108637

        Mexico                   157756



                           REVISED NOVEMBER 10, 1992
                           -------------------------

                                                                  A-1 Continued
                                                                  JBID 2/25
                                                                  (Weyco #16951)

        Netherlands              0108637
        New Zealand              206055
        Norway                   167,760
        Peru                     3814
        Philippines              19243
        Portugal                 77627
        Sarawak                  3208
        Singapore                242/87
        South Africa             83/8282
        Spain                    527081,280301,280302,
                                 280303, 280304, 280305, 280306
        Sweden                   0108637
        Switzerland              0108637
        Taiwan                   22229
        Trinidad                 24/1987
        Venezuela                47305

                 Patent Applications
                 -------------------

        Colombia                 227109
        Egypt                    691/1983
        Malaysia                 8801552
        Thailand                 001958

                           REVISED NOVEMBER 10, 1992
                           -------------------------


                                                                  A-2
                                                                  JBD 54
                                                                  (Weyco #16953)

Patents
-------

    U.S. Patent 4,676,784
    ---------------------

        Canada                   1239012
        Singapore                187/91
        Trinidad                 16/1991

--------------------------------------------------------------------------------

                                                                  A-3
                                                                  JBD 62
                                                                  (Weyco #16954)

Patents
-------

    U.S. 4,560,372
    --------------

        Canada                   1245004
        Hong Kong                305/1991
        Singapore                164/91
        Trinidad                 15/1991

                           REVISED NOVEMBER 10, 1992
                           -------------------------

                                                                  A-4
                                                                  JBID 72
                                                                  (Weyco #16956)

Patents
-------

    U.S. Patent 4,559,050
    ---------------------

        Canada                   1251902

Patent Applications
-------------------

        Japan                    180067/85

--------------------------------------------------------------------------------

                                                                  A-5
                                                                  JBID 73
                                                                  (Weyco #16957)

Patents
-------

    U.S. 4,596,567
    --------------

        Canada                   1251902

Patent Applications
-------------------

        Japan                    180068/85

--------------------------------------------------------------------------------

                                                                  A-6
                                                                  JBID 74
                                                                  (Weyco #16958)

Patents
-------

    U.S. 4,605,402
    --------------

        Canada                   1251901
        Hong Kong                1076/1991
        Singapore                955/91
        Trinidad                 61/1991

Patent Applications
-------------------

        Brazil                   8503820

    Japan                        180069/85

                           REVISED NOVEMBER 10, 1992
                           -------------------------

                                                                 A-7
                                                                 ABTK 1
                                                                 (Weyco # 16946)

Patents
-------

        Australia                543970
        Brazil                   PI 8108591
        Canada                   1,163,599
        EPO                      0040087
        France                   0040087
        Great Britain            0040087
        Germany                  3165831.8
        Hong Kong                291/1985
        Malaysia                 1115/1985
        Mexico                   154820
        Netherlands              0040087
        Singapore                928/84
        South Africa             81/3131


Patent Applications
-------------------
        Japan                    501802/81

--------------------------------------------------------------------------------

                                                                  A-8
                                                                  ABTK 009
                                                                  (Weyco #16947)

Patents
-------

    U.S. 4,381,320
    --------------

        Argentina                229126
        Australia                551832
        Brazil                   PI 8203234
        Canada                   1203772
        Great Britain            2099828
        New Zealand              200725
        Portugal                 74987
        South Africa             82/3882

Patent Applications
-------------------
        Germany                  3220735.2

        Japan                    94149/82

                           REVISED NOVEMBER 10, 1992
                           -------------------------

                                                                  A-9

U.S. Patent 4, 573,988       JBD 66       (Weyco #18681)
----------------------
                         (CIP of JBD 2 and JBD 25)

U.S. Patent 4,540,454        JBD 78       (Weyco #18682)
---------------------
                         (Div. of JBD 2 and JBD 25)

                           REVISED NOVEMBER 10, 1992
                           -------------------------

                                                                  A'-1

Recent Inventions
-----------------

File 1047.141       Relatively Soft Pliable Water-Swellable Polymer: Filed June
-------------       12, 1989; S.N. 07/365,206 (JBD 154) ABANDONED May 1991
Weyco #16635

File 1047.143       Hydrocolloid Polymer: Filed June 12, 1989; S.S. 365,224
-------------       (JBD155).  ABANDONED 8/26/91.
Weyco #16697

File 1047.145       Absorbent Mixture, Method of Making Same and Absorbent
-------------       Article Including Same: Filed June 14,1989; S.N. 365,967
Weyco #16698        (JBD 153) now U.S. Patent No. 5,100,397 issued 3/31/92. All foreign cases assigned to Weyerhaeuser. 16698N S.N.
                    772,772 filed 10/07/91. Notice of Allowance 6/29/92.

File 1047.148       Hydrocolloid Polymer with Improved Sorption: Filed
-------------       June 12, 1989; S.N. 07/365,979 (JBD 156) ABANDONED 5/1/91.
Weyco #16699

Weyco #16888        Highly Swellable Absorbent Polymers. No application filed.
------------

Weyco #16889        Highly Swellable Absorbent Polymer via U.V. No
------------        application filed.

Weyco #16893        Manufacture of Composite Web Having Absorbent Properties:
------------        Filed April 10, 1989; S.N. 335,764 (JBD 158) ABANDONED May
                    1991.

                           REVISED NOVEMBER 10, 1992
                           -------------------------

                                  SCHEDULE B
                                  ----------

                                                                  B-1
                                                                  JBD 8
                                                                  (Weyco #16949)

Patents
-------

    U.S. Patent 4,413,995
    ---------------------

        Canada                   1,192,456

        Singapore                860/85

--------------------------------------------------------------------------------

                                                                  B-2
                                                                  JBD 11
                                                                  (Weyco #16950)

Patents
-------

    U.S. 4,540,415
    --------------

--------------------------------------------------------------------------------

                                                                  B-3

Patents                JBP 22     (Weyco # 14022)
-------

    U.S. 4,084,592
    --------------

Patents                JBD 76     (Weyco # 16960)
-------

    U.S. 4,880,420
    --------------

        Brazil                   P18503818
        Canada                   1257751

Patent Applications
-------------------

        Japan                    180071/85

                           REVISED NOVEMBER 10, 1992
                           -------------------------

                                                                 B-4
                                                                 JBD 70 (Design)
                                                                 (Weyco #16955)

Patents
-------

        Canada                   55968

--------------------------------------------------------------------------------

                                                                  B6
                                                                  JBD 47/103
                                                                  (Weyco #16952)

Patents
-------

    U.S. Patent 4,985,025
    ---------------------

        Canada                   1241503

--------------------------------------------------------------------------------

                                                              B-7
                                                              JBD 75/106/129/149
                                                              (Weyco # 16964)

Patents
-------

    U.S. 4,883,480
    --------------

        Canada                   1252952

--------------------------------------------------------------------------------

                                                                  B-8
                                                                  JBD 29/JBD 130
                                                                  (Weyco #18828)

Patents
-------

        Canada                   1236074
        Singapore                611/90
        Trinidad                 25/90

                           REVISED NOVEMBER 10, 1992
                           -------------------------

                                                                 B-9
                                                                 JBD 107/JBD 128
                                                                 (Weyco #14107)

Patents
-------

    U.S. 4,813,947
    --------------

Patent Applications
-------------------

        Canada                   526378-6

--------------------------------------------------------------------------------

                                                                  B-10

Patents
-------

        U.S. 3,779,246               J&J 665          (Weyco #14665)
        Canada 977,268

        U.S. 4,464,217               JBP 177          (Weyco #14177)
        Canada 1,186,288

        U.S. 4,084,592               JBP 22           (Weyco #14022)

        U.S. 4,573,991               JBD 50           (Weyco #14050)

        U.S. 4,479,836               JBD 43           (Weyco #14043)

        U.S. 4,576,598               JBD 41           (Weyco #14041)

        U.S. 4,552,560               JBD 48           (Weyco #14048)

        U.S. 4,723,954               JBD 104          (Weyco #16963)

        U.S. 4,662,874               JBD 105          (Weyco #14105)

        U.S. 4,731,066               JBD 131          (Weyco #14131)

        U.S. 4,886,511               JBD 144          (Weyco #14144)

        U.S. 4,941,933               JBD 146          (Weyco #14146)

                           REVISED NOVEMBER 10, 1992
                           -------------------------

                                  SCHEDULE B'
                                  ----------

                                                                            B'-I

Recent Inventions:
------------------

File 1047.142        Disposable Diaper with Center Gathers: Filed October 27,
-------------        1988; S.N. 263,260 (JBD 159) U.S. Patent 4,935,021 issued
Weyco #16696         6/19/90; Canada S.N. 614682 9/29/89


File 1047.153        Low Bulk Disposable Diaper: Filed October 27, 1988; S.N.
                     263,529 (JBD 157) Now U.S. Patent No. 5,098,423
                     issued 3/24/92.
-------------
Weyco #16700

                           REVISED NOVEMBER 10, 1992
                           -------------------------

                                  SCHEDULE C
                                  ----------

                                                            C-1
                                                            JBD 7/JBP 98/JBP 158
                                                            (Weyco #14098)

Patents
-------

    U.S. 4,450,026
    --------------

    U.S. 4,337,771
    --------------

        Australia                528,814
        Brazil                   7900459
        Canada                   1,195,804
        Japan                    1,591,935
        South Africa             79/0351

--------------------------------------------------------------------------------

                                    C-2
                                    JBD 44/JBP 97/JBP 159/JBP 120/JBP 166
                                    (Weyco #s 14044, 16696, 19070, 19147, 17914)

Patents
-------

    U.S. RE 31,922
    --------------

    U.S. 4,324,245
    --------------

        Argentina                221074
        Australia                526338-533635
        Canada                   1153152
        Chile                    31273
        Guatemala                3295
        Venezuela                40765

Patent Application
------------------

        Ecuador                  210

                           REVISED NOVEMBER 10, 1992
                           -------------------------

                                                                 C-3
                                                                 JBP 157/JBP 100
                                                                 (Weyco #18226)

Patents
-------

    U.S. 4,336,803
    --------------

--------------------------------------------------------------------------------

                                                                  C-5

Patent
------

U.S. 4,381,783             JBP 210          (Weyco #14210)
--------------

U.S. RE 32,957             JBD 90           (Weyco #14090)
--------------

                   U.S. ASSIGNMENT AND ASSUMPTION AGREEMENT

     This Assignment and Assumption Agreement, made and dated February 2, 1993, is made by Paragon Trade Brands, Inc. ("Paragon") to and for the benefit of Weyerhaeuser Company ("Weyerhaeuser") pursuant to and as contemplated by the Asset Transfer Agreement (the "Agreement"), dated as of January 26, 1993, between Weyerhaeuser and Paragon and their Canadian subsidiaries. All terms defined in the Agreement shall have the same meaning when used herein.

     Weyerhaeuser hereby assigns to Paragon and Paragon hereby assumes all rights, title and interest in all Liabilities and obligations relating to or arising from the operation of the Businesses, whether before or after the Closing Date, including but not limited to:

          (a) all Liabilities and obligations still existing at the Closing Date and which either are set forth, reflected, disclosed or reserved for on the balance sheet of the Business as of September 27, 1992 or have arisen in the ordinary course of business after September 27, 1992 but excluding liabilities discharged prior to the Closing Date;

          (b) all Liabilities and obligations of Weyerhaeuser pursuant to, under or relating to all agreements, contracts and leases of Weyerhaeuser relating to the Businesses including, without limitation, all agreements, contracts and leases shown in Schedule 1;

          (c) all warranty, performance and similar obligations entered into or made in the course of business of the Businesses with respect to its products;

          (d) all Liabilities and obligations of Weyerhaeuser pursuant to and under all Collective Bargaining Agreements including, without limitation, all collective bargaining agreements shown on Schedule 2 hereto;

          (e) the Liabilities and obligations to or with respect to Employees or Transferred Employees being assumed by Paragon;

          (f) the Liabilities and obligations being assumed by or agreed to be performed by Paragon pursuant to any other agreement being entered into in connection with the Agreement, including, without limitation, the Related Agreements;

          (g) the Liabilities and obligations relating to all Actions related to or arising out of the operations of the Businesses including, without limitation, all actions listed on Schedule 3 hereto; and

          (h) all permits and licenses held by Weyerhaeuser which to the extent they are transferable and which relate principally to the Business, including, without limitation, those permits and licenses shown on Schedule 4 hereto;

     provided, that Paragon shall not assume any liabilities or obligations of
     --------
Weyerhaeuser to the extent that such liabilities or obligations are expressly retained by Weyerhaeuser pursuant to the terms of the Agreement.

                                       PARAGON TRADE BRANDS, INC.


                                       By  B.V. Abraham
                                          -----------------------------

                                             Its    President
                                                 ----------------------

                                  SCHEDULE 1

                       AGREEMENTS, CONTRACTS AND LEASES

                       (other than real property leases)

                                B R A M P T 0 N

1. Agreement dated December 15, 1987 between Weyerhaeuser Canada Limited and Courtier Provincial En Alimentation (1971) Inc.

2. Rental Agreement dated November 25, 1991 between City Water International Inc. and Weyerhaeuser Canada Ltd. Term: Five years, commencing November 25, 1991. (NEED REVERSE SIDE FOR TERMS AND CONDITIONS.)

3. Rental Contract dated November 25, 1991 between Pacific National Leasing Corporation and Weyerhaeuser Canada Ltd. Term: 60 months, commencing November 25, 1991. (NEED REVERSE SIDE FOR TERMS AND CONDITIONS.)

4. Lease agreement dated November 28, 1991 between Norex Leasing, Inc. and Weyerhaeuser Canada Ltd. Term: 66 months, starting December 1, 1991. (NEED REVERSE SIDE FOR TERMS AND CONDITIONS.)

5.   Bell Canada Rate Stability Contract No. CPO6671 dated April 12, 1991. Term:
     120 months. REQUIRES WRITTEN CONSENT TO ASSIGN.

6.   Bell Canada Rate Stability Contract No. CNMO1177 dated April 12, 1991.
     Term: 120 months. REQUIRES WRITTEN CONSENT TO ASSIGN.

7. Lease Agreement No. 479526 dated April 21, 1992 between MGL Copy Systems Inc. and Weyerhaeuser Canada Ltd. Term: 66 months. (NEED REVERSE SIDE FOR TERMS AND CONDITIONS.)

8. Lease Amending Agreement dated December 29, 1992 between Triathlon Leasing Inc. and Weyerhaeuser Canada Ltd.

9. Maintenance Agreement dated August 20, 1980 between Richard, Besner & Associates Ltd.; Amendment dated November 29, 1991; term: December 1, 1991 to December 1, 1993.

                                 H A R M 0 N Y

1. Agreement dated June 13, 1991 between Weyerhaeuser Company and Western Butler County Authority for use of the Authority's manhole by Weyerhaeuser in the Borough of Harmony for the purpose of sampling Weyerhaeuser's sanitary sewer discharge and testing thereof. Agreement effective for five years.

2. Industrial Board Order dated April 1, 1992 from the Pennsylvania Department of Labor and Industry granting special approval to permit the installation of a material elevator (reciprocating conveyor). Certificate of Operation No. 35740 expires April 30, 1993.

3. Support Service Agreement dated March 22, 1991 between XL/DATACOMP, Inc. and Weyerhaeuser Company for maintenance of listed machines. Term: 60 months. CUSTOMER SHALL NOT ASSIGN WITHOUT FIRST PROVIDING WRITTEN NOTICE.

4. Maintenance Agreements between Memorex Telex and Weyerhaeuser Company for maintenance of listed equipment. Terms run for twelve months.

5. Lease Agreement No. 16964-2 between Comdoc Leasing and Weyerhaeuser Company dated January 29, 1990. Term: 60 months. LEASE IS NON-CANCELABLE; LESSEE HAS NO RIGHT TO . . . ASSIGN . . . THE EQUIPMENT.

6. Agreement dated June 15, 1992 between The Peoples Natural Gas Company and Weyerhaeuser Company wherein Peoples will transport for Weyerhaeuser, and Weyerhaeuser will furnish to Peoples, natural gas for such transportation. Term commences April 1, 1992; can be terminated by 30 days' written notice. ASSIGNMENT REQUIRES WRITTEN CONSENT.

7. Natural Gas Sales Agreement dated February 7, 1990 between O & R Energy, Inc. and Weyerhaeuser Company concerning the sale of natural gas. Term:
     Month-to-month. MAY NOT BE ASSIGNED WITHOUT WRITTEN CONSENT OF BOTH
     PARTIES.

8. Invoice for Service Agreement No. K205050029 from Standard Register from May 1, 1992 to April 30, 1993 for 2700 Continuous Forms Signer.

9. Contract dated November 1, 1983 between Weyerhaeuser Company, The Baltimore and Ohio Railroad Company, The Chesapeake and Ohio Railway Company, Richmond, Fredericksburg and Potomac Railroad Company, and Seaboard System Railroad, Inc. NEITHER

     PARTY MAY DISCLOSE THE TERMS OF THIS CONTRACT TO A THIRD PARTY WITHOUT THE WRITTEN CONSENT OF THE OTHER PARTY, EXCEPT AS PERMITTED IN THE CONTRACT. Three subsequent contract amendments. Current contract term: January 1, 1992 through December 31, 1993.

10. Maintenance Agreement dated July 23, 1991 between Weyerhaeuser and Ricoh Corporation; Term: Three years; NOT ASSIGNABLE WITHOUT WRITTEN CONSENT OF RICOH.

11. Rental of Pitney Bowes Postage Meter for year 1993 (Model 5318, Serial No. 557542).

12. Equipment Maintenance Agreements between Pitney Bowes and Weyerhaeuser Company for:

          Mailing Machine, Model 5460, Serial No. 0212322;
          Mailing Machine, Model 5460, Serial No. 0212324;
          5# scale, Model 5820, Serial No. 0007540.

13. Pitney Bowes Register License Agreement dated September 20, 1989 between Pitney Bowes and Weyerhaeuser for UPS Meter, Model 5301, Serial No. 0094371; Term: Five years; AGREEMENT IS PERSONAL, NON-TRANSFERABLE. CANNOT BE ASSIGNED WITHOUT PITNEY BOWES' CONSENT.

14. Sidetrack Agreement dated August 6, 1975 between The Baltimore and Ohio Railroad Company, operating Properties of the Pittsburg and Western Railroad Company and Weyerhaeuser Company.

15.  Average agreement for demurrage with CSX.

                            KENT RESEARCH FACILITY

1. Blanket Purchase Order No. RD-0011150 with Bowman Distribution for purchase of miscellaneous fasteners; term: May 31, 1992 - May 31, 1993.

2. Contract for Recurrent or Continuing Maintenance or Repair Services between Washington Uniform and Weyerhaeuser Company; extended through June 6, 1993.

3. Building Security Service Contract between National Guardian Security Services and Weyerhaeuser Company for the Kent Facility.

4. Contract dated August 13, 1990 between Tri-Star Disposal and Weyerhaeuser Company for rental of 30 yard container. Contract extended through July 31, 1993.

5. Weyerhaeuser Company Radio Station License; expires March 26, 1995. CANNOT BE ASSIGNED WITHOUT SPECIFIC AUTHORIZATION.

6. Business License issued by The City of Kent. NOT TRANSFERABLE OR ASSIGNABLE. (Renewed January, 1993)

7.   Water Service Permit issued by The City of Kent.

8. Notice from City of Kent Fire Prevention that a permit is required. Permit No. 401 renewed; expiration date: April, 1993.

9.   Contract with Kent Sandwich Shop; expires November 11, 1993.

10.  Contract with Kit's Camera; expires December 31, 1993.

11. Paper products are ordered from Service Paper Company under CH Blanket purchase order.

12. Supplies for use in laboratories are ordered from VWR Scientific using WTC Blanket purchase order.

13. Contract No. RD-1767-SC dated July 14, 1989 between Roberts Service Company, Inc. and Weyerhaeuser Company for H.V.A.C. maintenance; expires July 1, 1993.

14. Contract No. RD-1538-SC dated December 31, 1990 between Overall Laundry Service and Weyerhaeuser Company for shop towels; expires: December 31, 1993.

15. Contract with AMCO dated March 30, 1989 for janitorial services; expires April 1, 1993.

16. Purchase Order RD003647 issued to Growing Green Interiors, Inc. for maintenance of plants; expires April 1, 1993.

17. Purchase Order RD0021787 issued to Instron Corporation to cover preventative maintenance on Instron Model 1122, Serial #4127 located at Weyerhaeuser Kent Technical Center; expires December 31, 1993.

18. Purchase Order RD0021785 issued to Landauer Company to cover radiation film badge service; expires December 31, 1993.

19. Agreement dated June 16, 1992 between United States Testing and Weyerhaeuser Company for monthly flammability testing. Term: May 1, 1992 - May 1, 1993.

20. Purchase Order RD0021890 issued to Wilson Effective Compliance for consulting services in the areas of environmental, hazardous waste and safety. Term: November 23, 1992 - December 23, 1993.

                               L A   P U E N T E

1.   South Coast Air Quality Management District Trip Reduction Plan.

2. Equipment Maintenance Agreements with Pitney Bowes for Moistener; MM-Roll Tape Unit; 5 lb scale and Softguard.

3. GTEL Communications Systems Maintenance Agreement dated August 7, 1991; term: one year. MAY NOT BE ASSIGNED WITHOUT WRITTEN CONSENT.

4. Datacomp Customer Support Agreement dated October 30, 1989 between XL/DATACOMP, INC. and Weyerhaeuser Company for data processing machines and features. Term: month-to-month; ASSIGNMENT REQUIRES WRITTEN CONSENT.

5. Maintenance Service Schedules between Memorex Telex Corporation and Weyerhaeuser Company.

6. Service Agreement dated October 14, 1991 between Procomp Associates and Weyerhaeuser Company. Term: one year. AGREEMENT CAN BE ASSIGNED . . . UPON THE SALE OF SUBSTANTIALLY ALL OF THE ASSETS OF THE BUSINESS TO WHICH THIS AGREEMENT PERTAINS.

7. Installation and Service Agreement between Weyerhaeuser Company and M A B Services, Incorporated dated March 1, 1981. Term: Expires March 1, 1995.

8. Maintenance Agreement dated June 28, 1991 between Weyerhaeuser Company and York Maintenance & Energy Services; Term: August 1, 1992 - July 31, 1993.

9. Central Station Protective Signaling Service Renewal Agreement dated July 24, 1991 between Wells Fargo Alarm Services and Weyerhaeuser Company; Term:
     Five years. AGREEMENT IS NOT ASSIGNABLE EXCEPT UPON PRIOR WRITTEN CONSENT OF WELLS FARGO ALARM.

10. Agreement with Pinkerton's Inc. to provide security service. Term: month-to-month.

11. Consulting Agreement effective January 4, 1993 between Weyerhaeuser Company and Connie L. Randmaa.

12. Industrial Track Agreement dated April 1, 1962 between Southern Pacific Company and Weyerhaeuser Company.

13.  Average agreement for demurrage with Southern Pacific.

                                   M A C 0 N

1. Service Agreement between Protecom, Inc. and Weyerhaeuser Company effective February 1, 1989. Cancellation notice given; maintenance contract on Telrad 24/64 telephone system will be cancelled effective February 28, 1993.

2. Equipment Maintenance Agreement between Pitney Bowes and Weyerhaeuser Company dated January 21, 1988.

3.   State of Georgia Certificate of Occupancy No. 23177L dated January 28,
     1980.

4. CTR Systems Service Agreement between CTR and Weyerhaeuser Company dated December 1, 1990 for service of System 55.4. Automatically renewed for successive one year terms. NOT ASSIGNABLE WITHOUT PRIOR WRITTEN CONSENT OF CTR.

5. Pest Control Service Agreement between Orkin Extermination Company, Inc. and Weyerhaeuser Company dated July 3, 1991. Expires July 3, 1992; automatically renews on month to month basis. Can be canceled by giving 30 days written notice.

6. Purchase Agreement between Georgia Duplicating Products and Weyerhaeuser Company dated March 20, 1992. Term appears to be for one year. Can be canceled upon 30 days written notice and payment of liquidated damages. NO ASSIGNMENT UNLESS CONSENTED TO IN WRITING.

7. Purchase Agreement between Georgia Duplicating Products and Weyerhaeuser Company dated December 18, 1991. Term appears to be for one year. Can be canceled upon 30 days written notice and payment of liquidated damages. NO ASSIGNMENT UNLESS CONSENTED TO IN WRITING.

8.   Norfolk Southern Rate Authority issued April 19, 1991.

9. Contract for Sale (Macon Recycling, Inc.) between Weyerhaeuser Company and Caraustar Industries, Inc., dated August 3, 1992.

10. Equipment Maintenance Agreement between Pitney Bowes and Weyerhaeuser Company dated January 21, 1988.

11. Agreement for Products and Services between ROLM Company and Weyerhaeuser Company dated October 14, 1992.

12. Agreement dated May 10, 1979 among Central of Georgia Railroad Company, Macon-Bill County Industrial Authority and Weyerhaeuser Company concerning operation of a track at Walden, Georgia.

13.  Average agreement for demurrage with Norfolk Southern.

                                    W A C 0

1. Agreement for Weyerhaeuser Employee Assistant (sic) Program dated April 1, 1992 and Weyerhaeuser Company. Term: one year. May be terminated with 30 days written notice. No mention of assignment, except changes must be in writing.

2. Certificate for a Qualified Business in an Enterprise Zone as Designated by the State of Texas issued to Weyerhaeuser Company on November 18, 1991. Agreement effective from November 19, 1991 to August 31, 1996.

3. Certificate of Compliance Agreement for Development and Tax Abatement for Weyerhaeuser Company issued by the City of Waco on January 15, 1992. Exemption from taxation commences on January 1, 1992, continuing through the year 1996.

4. SSW Track Agreement (Industrial Track Agreement) dated July 8, 1982 between St. Louis Southwestern Railway Company and Weyerhaeuser Company.

5. Service and Inspection Contract dated January 1, 1992 between Central Texas Fire & Safety Equipment Co., Inc. and Weyerhaeuser Company. Expiration:
     January 31, 1994.

6. Central Station Alarm Services Agreement (a) between National Guardian Security Services and Weyerhaeuser Company dated October 15, 1987; Term: 5 years. (Agreement expired October 15, 1992.)

7. Preventive Maintenance Schedule and Agreement with Lochridge-Priest, Inc. for HVAC System.

8. Preventive Maintenance Schedule and Agreement with Lochridge-Priest, Inc. for Trance Centrifugal chillers.

9.   Lawn Maintenance Agreement with Barrera Landscaping.

10. Service Agreement between Cintas Corp. and Weyerhaeuser Company for garment rental.

11.  Special Products Rental Service between Cintas Corp. and Weyerhaeuser
     Company.

12.  Termite Protection Plan dated April 10, 1990.

13. Monthly Service Agreement with Chem Cal, Inc. for services (including chemicals).

14. Centex Waste Management Service Agreement dated November 8. 1990. Term: three years.

15. Security Deposit Receipt for $3,000 - not transferable from Lone Star Gas Company. Waco is on a regular published rate; therefore, no "signed" contract is necessary for service.

16. Texas Utilities Electric Company Agreement for Electric Service effective December 1, 1991. Term: three years. NO ASSIGNMENT EFFECTIVE UNTIL ACCEPTED IN WRITING BY COMPANY.

17.  J. B. Hunt Transport, Inc. MC-135797 Sub 342 Contract Tariff.

18. Contract Carrier Schedule from Dart Transit Company (Fleetline, Inc.) of Rules, Rates, and Charges.

19.  Letter of agreement from Contract Freighters, Inc. dated March 7, 1990.

20.  Revised tariff item from Westway Express, Inc.

21. Transportation Agreement dated January 23, 1990 between Weyerhaeuser Company and Glenn McClendon Trucking Company, Inc.

22. Contract for Transportation Services dated May 9, 1989 between Weyerhaeuser Company and Swift Transportation Co., Inc.

23. Lease Agreement between Alco Capital Resource, Inc. and Weyerhaeuser Company dated June 4, 1992 for Canon copier, equipment and Fax.

24.  Average agreement for demurrage with Norfolk Southern.

               DIVISION - AGENT/BROKER CONTRACTS - MISC CONTRACTS

1. Letter agreement dated August 14, 1989 from Ogilvy & Mather/West defining terms and conditions under which Ogilvy will manage public relations work for Personal Care Products' premium private label diaper.

2. Lease Agreement No. 36625 between Weyerhaeuser Company and The Wm. Dierickx Co. dated May 25, 1990. Term: 36 months. LESSEE'S RIGHTS ARE NON-ASSIGNABLE.

3. Letter dated September 30, 1991 from Weyerhaeuser Company to Information Resources, Inc. describing commitment to purchase IRI InfoScan service for Food, Drug and Mass Merchandiser channels in disposable diaper category; also includes DataServer(tm) and SalesPartner(tm) software timesharing license fees. Term: January 1, 1992 - January 1, 1995. Requires six month cancellation.

4. Professional Services Master Agreement No. 339 dated October 11, 1991 between Computer Consulting Group, Inc. and Weyerhaeuser Company Personal Care Products. Term: month-to-month. MAY NOT BE ASSIGNED BY EITHER PARTY WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER PARTY, EXCEPT TO . . . A CORPORATION SUCCEEDING TO ITS BUSINESS BY SALE, MERGER, CONSOLIDATION OR AFFILIATION.

5. Service Agreement No. 87031397D between Digital Equipment Corporation and Weyerhaeuser. Term: December 1, 1991 - November 30, 1992. NEED TERMS AND CONDITIONS.

6.  Equipment Lease Agreement dated March 22, 1991 between XL/Datacomp; Term:
    36 months. NOT ASSIGNABLE WITHOUT FIRST OBTAINING THE WRITTEN CONSENT OF
    XLDC.

7. Maintenance Service Schedules 2, 3, 4, 5, 6 and 7 to Master Maintenance Agreement No. H-1207-SA between Memorex Telex Corporation and Weyerhaeuser; effective July 1, 1989, for equipment located in Federal Way, Washington.

8. Maintenance Service Schedules 2 and 3 to Master Maintenance Agreement No. S4782912 between Memorex Telex Corporation and Weyerhaeuser; effective March 9, 1990, for equipment located in Federal Way, Washington.

9. Master Equipment Purchase Agreement No. P4732300 between Memorex Telex Corporation and Weyerhaeuser Company effective January 11, 1989. Term: month-to-month. AGREEMENT IS NOT ASSIGNABLE WITHOUT PRIOR WRITTEN CONSENT OF MTC.

10. Master Equipment Purchase Agreement No. _____ between Memorex Telex Corporation and Weyerhaeuser Company dated December 29, 1992.

11. Maintenance Service Schedules to Master Maintenance Agreement No. H-1207-SA between Memorex Telex Corporation and Weyerhaeuser; effective July 1, 1989, for equipment located in Macon, Georgia.

12. Master Maintenance Agreement No. S5557312 between Memorex Telex Corporation and Weyerhaeuser effective January 28, 1991. MAY NOT BE ASSIGNED WITHOUT PRIOR WRITTEN CONSENT OF MTC.

13. Agreement for Maintenance Services No. 036919 dated April 23, 1992 between EMC and Weyerhaeuser for equipment located at Bowling Green, Kentucky.
     Term: 18 months. NEED TERMS AND CONDITIONS.

14. Volume Purchase Agreement dated September 30, 1986 between System Software Associates, Incorporated and Weyerhaeuser, Inc.; NEITHER PARTY MAY ASSIGN RIGHTS WITHOUT PRIOR WRITTEN CONSENT OF OTHER.

     ADDENDUM A: BPCS Software License Agreement between System Software Associates, Incorporated and Weyerhaeuser, Inc. dated Septeber 30, 1986.

15. Software License Agreement between Software Plus, Inc. and Personal Care Products Division, a subsidiary of Weyerhaeuser corporation, for Human Resources/38 and Payroll/38 Software. IN THE EVENT . . . AT A FUTURE DATE ANY OPERATION OF PCP CEASES TO COME WITHIN THE DEFINITION OF PCP, ... SAID OPERATION SHALL BE ALLOWED TO RETAIN THEIR LICENSE TO USE THE SOFTWARE.

16. Infant Disposable Diaper Sales Agreement dated July 1, 1991 between Weyerhaeuser Company and Cirrus Resources, Inc.

17. Consulting Agreement effective November 16, 1992 with Kenneth Krupski Consulting, Inc.

18. Lease Agreement No. 92-049 dated August 24, 1992 between Weyerhaeuser and Texas State Technical College Waco for lodging facilities for Weyerhaeuser employees while participating in training activities.

19. Private Label Agreement dated November 22, 1983 between Albertson's Inc. and Weyerhaeuser Company.

20. Service Agreement dated June 29, 1992 between Pivotal Sales Company and Weyerhaeuser Company.

21. Private Label Agreements and Continuous Packaging Agreements with customers authorizing Weyerhaeuser to purchase poly bags required to package disposable diaper products.

22. Letter agreement dated March 23, 1992 from James Mead & Company to Sam J. Efnor describing agreement to assist in search for eight Regional Sales Managers.

23. Consulting Agreement No. 18809 dated August 31, 1991 between Japan Absorbent Technology Institute (Migaku Suzuki) and Weyerhaeuser Company.
     Term: September 1, 1991 - August 31, 1993.

24. Project Proposal dated December 7, 1992 from Marty Byrne, Professional Research Services for project management services.

25. Consulting Agreement with Mulhern Consulting for Project Proposal dated May 21, 1992.

26.  Sales Agreements described on the attached Exhibit A.

                               SALES AGREEMENTS

Name of Broker                       Date of Agreement                          Comments
-------------------------------------------------------------------------------------------
Advantage Sales &                    June 26, 1989                              Supersedes
Marketing                                                                       Contract of
                                                                                February 2,
                                                                                1988

A. J. Seibert                        December 14, 1992

Associated Brokers                   November 30, 1992

Action Sales & Marketing             September 1, 1992                          Interim Sales
                                                                                Agreement

Alliance Associates                  September 1, 1992                          Interim Sales
                                                                                Agreement

Barclay-Braun                        September 1, 1992                          Interim Sales
                                                                                Agreement

Big Apple Brokerage, Inc.            September 1, 1992                          Interim Sales
                                                                                Agreement

Brokerage Company (The)              March 27, 1989                             Supersedes
                                                                                Contract of
                                                                                April 1, 1987

Budd Mayer Company of                October 14, 1992
Georgia, Inc.

C&S Wholesale Grocers,               April 20, 1992
 Inc.

Cal Grocers Corporation              October 24, 1990
                                     and April 15,1992

Carter Marketing Group,              November 12, 1992
 Inc.

Castle Sales & Marketing             September 8, 1981                          Originally
                                     (Revised 8/1/85                            known as W.V.W.
                                     and 3/9/87)                                Inc.

Continental Companies                December 31, 1991

Crown BBK                            October 12, 1992

Daymon Associates, Inc.              October 6, 1988

DBB Marketing                        October 27, 1992


Name of Broker                       Date of Agreement                          Comments
-------------------------------------------------------------------------------------------------
DeJarnett Sales                      January 1, 1988                            Supersedes
                                                                                Contract of
                                                                                April 1, 1987

Dick Hughes Company                  February 26, 1991

Dugan/Doss, Inc.                     November 12, 1991

Eisenhart & Associates               October 28, 1992

Emco Sales                           February 10, 1989

Enterprise Marketing                 November 30, 1992

Federated Foods, Inc.                October 28, 1992

Feldkamp Marketing                   September 1, 1992                          Interim Sales
                                                                                Agreement

Ferolie Corporation                  July 20, 1989

Fodor & Company (A. W.)              January 10, 1986
                                     Revised December
                                     2, 1986

Galaxy Agency                        September 4, 1984

G. C. McGill Associates,             August 30, 1988
Inc.

Girodo, Henry                        July 20, 1989
(Pathmark Consultant)

Golden Bay Foods, Inc.               October 28, 1992
(formerly Continental
Companies)

Gordon Companies (The)               September 1, 1992                          Interim Sales
                                                                                Agreement

Hendley Sales & Marketing            November 30, 1992

Hess & Associates, Inc.              November 30, 1992

Holstrom Sales Company               April 1, 1987

Intersales Marketing,                September 1, 1986
Inc.

J & J Sales & Marketing              March 27, 1989
Co.

Karlin-MacLellan-Harris,             November 12, 1992
Inc.

Name of Broker                       Date of Agreement                          Comments
------------------------------------------------------------------------------------------------
Ken-Son Sales, Inc.                  April 1, 1987

Kitchen Products

L. H. Gamble                         October 27, 1992

L. J. Elkin, Inc.                    February 17, 1989

Major Marketing, Inc.                April 1, 1987

Marketing Management                 January 3, 1986
                                     and
                                     February 1, 1991

Marty Landis & Assoc.                September 1, 1992                          Interim Sales
                                                                                Agreement

Midland Marketing, Inc.              September 1, 1992                          Interim Sales
                                                                                Agreement

Midwest Military Brokers             April 1, 1987

Morris Alper & Sons, Inc.            November 12, 1992

P & C Distributors, Inc.             September 1, 1992                          Interim Sales
                                                                                Agreement

Packaging Associates                 September 1, 1992
Corporation

Performance Systems                  April 1, 1987

Pfeister Company (The)               December 15, 1992

Plate & Temkim Brokerage             October 12, 1992

P.M.C. Inc.                          November 12, 1992

Progressive Sales                    September 1, 1992                          Interim Sales
                                                                                Agreement

Promark                              October 20, 1992

Sales Mark                           October 23, 1992

Slattery Marketing                   August 30, 1988
Corporation

Sommer Associates                    December 23, 1992

Southeastern Military                February 15, 1989
Associates (Bobby Dukes)

Summit Sales                         September 1, 1992                          Interim Sales
                                                                                Agreement


Name of Broker                      Date of Agreement                          Comments
------------------------------------------------------------------------------------------------
Supermarket Brands                  December 14, 1992
Marketing, Inc.

Terrell Associates                  May 3, 1990

Trans-European Marketing,           February 26, 1991
Inc.

Trend Marketing Services,           November 30, 1992
Inc.

United Sales and                    December 31, 1990
Marketing, Inc.

Will Price Sales Company            November 30, 1992

Wright Brokerage (Farm              March 1, 1991
Fresh)

                                  SCHEDULE 2

                       COLLECTIVE BARGAINING AGREEMENTS

Labor Agreement between Weyerhaeuser Company/Paragon Trade Brands, Inc., La Puente, CA and Graphic Communications Union, Local 388, District Council No. 2; AFL-CIO; 1992-1994.

                                  Schedule 3

                                    ACTIONS

1.   Curtis Gaylord v. Automated Systems of Tacoma, Inc. v. Weyerhaeuser
     -------------------------------------------------------------------
     Company; Case No. 89 L 6789 filed in Cook County, Illinois circuit Court on
     -------
     December 1, 1989.

2. In May, 1990 the Federal Trade Commission ("FTC") contacted Weyerhaeuser with an oral inquiry relating to Weyerhaeuser making claim of biodegradability of disposable diapers. The FTC representative who called seemed to have a bag of "Nature's Care" diapers and a Weyerhaeuser document of "Weyerhaeuser's Position on Biodegradable Diapers." Further samples of these items were sent to the FTC on May 7, 1990. Nothing further has been heard from them.

3. Charge of Discrimination filed by Marvin Townsend on May 25, 1990 with the State of Illinois Department of Human Rights, Charge No. 1990CF3344 charging race discrimination.

4.   La Puente Diaper Plant - San Gabriel Valley Superfund Site. Weyerhaeuser
     ----------------------------------------------------------
     was notified on March 20, 1991 of being a potentially liable party to the San Gabriel Superfund site. The Superfund site consists of approximately 170 square miles, including the industrial zone. The primary contaminate is chlorinated hydrocarbons in the groundwater. The Company has had no further communication with the EPA since our response of April 25, 1991 was forwarded to them. In 1986 the facility was inspected by the state which had concerns about groundwater contamination. A subsurface investigation was undertaken and test results concluded there was no subsurface contamination in the soil. Three groundwater monitoring wells were installed and monitoring is still ongoing. Test results consistently show levels of pollutants to be nondetectable or below drinking water standards.

5. The Company was notified in December, 1991 of the result of Procter & Gamble's analysis of the Company's Ultra product and concerns about the infringement of U.S. Patents 4,695,278 (Larson) and 4,795,454 (Dragoo). Modifications of the Company's product are being studied. The Lawson patent was subject to an appeal resulting from a Kimberly-Clark Seattle suit. The appeal decision was generally in favor of Kimberly-Clark, leaving the Lawson patent with narrow claims. Settlement discussions are continuing.

6. 19176 (615-2) Weyerhaeuser v. Ralston Purina - Trademark Opposition No. 86,555 filed December 13, 1991 in the Trademark Trial Appeal Board:
     Opposition against the registration of

     STAGE 3 for diapers, applied for by Ralston Purina, based on generic meaning of "stage" regarding development of children.

7. 19344 (615-2) Weyerhaeuser v. Ralston Purina - Trademark opposition in the Trademark Trial and Appeal Board: Opposition against the registration of STAGE 1 for diapers. See STAGE 3, above. Notice of Opposition filed May 18, 1992.

8. Weyerhaeuser v. Ralston Purina - Trademark opposition in the Trademark Trial and Appeal Board: Opposition against the registration of STAGES for diapers was not filed. We propose to file cancellation proceedings should the mark ever be registered.

     NOTE: Settlement discussions are in progress concerning Items 7, 8 and 9.

9.   Emma R. Floyd v. Weyerhaeuser Company, et al.
     ---------------------------------------------

     Complaint filed February 14, 1992 in the Superior Court of Bibb County, State of Georgia, Case No. 92CV85114D3, alleging that plaintiff was wrongfully discharged. Plaintiff has previously been denied a claim for unemployment insurance by the Georgia Department of Labor. A Charge of Discrimination filed with the EEOC alleging race and sex discrimination was unsuccessful. Counsel for Weyerhaeuser Company believes the vast majority of the claims in this lawsuit are without merit, and are either barred by the statutes of limitation or are invalid as a matter of law.

10. Notice of Charge of Discrimination, DFEH No. FEP 92-93 Bl-0396-00-se; EEOC # 340925404, dated August 5, 1992 against Weyerhaeuser Company by Anna Marie Morales, alleging discrimination based on sex (sexual harassment).

11. Notice of Charge of Discrimination, Charge Number 380930087, dated October 29, 1992 against Weyerhaeuser Company by Pam M. Terry, Personal Care Products, alleging religious discrimination.

12. In November, 1992 Kimberly-Clark began a dialogue with the company concerning some Kimberly-Clark patents and the Company's current inner leg gather diaper and training pant product. Kimberly-Clark has recently filed suit against Drypers Corp. and Pope & Talbot in the U. S. District Court in Seattle alleging infringement of one of the same patents. Kimberly-Clark has offered the Company a license, upon the payment of royalties, for the right to continue to use the inner-leg feature. The Company has taken the position that the patent coverage claimed by Kimberly-Clark is not applicable to the Company's products and is of questionable validity.

13.  Workers Compensation Report attached as Exhibit A.

14.  Automobile/liability claims/lawsuits report attached as Exhibit B.

                                  SCHEDULE 4

                             PERMITS AND LICENSES

1. HARMONY: Industrial Board Order dated April 1, 1992 from the Pennsylvania Department of Labor and Industry granting special approval to permit the installation of a material elevator (reciprocating conveyor). Certificate of Operation No. 35740; expires April 30, 1993.

2.   KENT: Weyerhaeuser Company Radio Station License; expires March 26, 1995.

3.   KENT: Business License issued by The City of Kent.

4.   KENT: Water Service Permit issued by The City of Kent.

5.   KENT: City of Kent Fire Prevention Permit No. 401; expires April, 1993.

6. LA PUENTE: County of Los Angeles Weighing and Measuring Device Registration Certificate, ID No. 016044.

7. MACON: State of Georgia Certificate of Occupancy No. 23177L dated January 28, 1980.